Exhibit 10.8

PAPA MURPHY’S INTERNATIONAL LLC

FORM OF MULTIPLE STORE

COMMITMENT LETTER

AND

AMENDMENT TO FRANCHISE AGREEMENTS

©2013 Papa Murphy’s International LLC	March 2013

Date

RE:	Multiple Store Commitment

Dear                     :

Thank you for your commitment to develop, open and operate                      Papa Murphy’s Take ‘N’ Bake Pizza Stores (“Franchised Businesses”) in the              designated market area. This multiple store commitment letter (“Multiple Store Commitment Letter”) has been prepared to outline your development commitment and to memorialize certain terms and conditions associated with your commitment. Capitalized terms not defined herein have the meanings assigned to them in the Franchise Agreements.

1. You have committed to developing                      Franchised Businesses at the following prospective locations (“Targets”):

2. You will sign a Franchise Agreement for each Franchised Business. At the time of signing, you agree to deliver the Franchise Fee payment of $             to Papa Murphy’s International LLC, which represents payment for one Initial Franchise Fee and              Subsequent Franchise Fees. By signing this Multiple Store Commitment Letter you acknowledge and agree that the Franchise Fees, once paid, are fully earned by Papa Murphy’s International LLC and are non-refundable except as set forth in each individual Franchise Agreement.

3. You agree to construct, equip, open and operate one Franchised Business at one of the above-described Targets in accordance with the time frames described in Section 3 of the Franchise Agreement signed for that location.

4. [If more than 2 stores] You agree to construct, equip, open and operate an additional Franchised Business at one of the remaining Targets at least every six months thereafter until all              Franchised Businesses are open and operating. [If only 2 stores] You agree to construct, equip, open and operate the second Franchised Business at the remaining Target at least six months thereafter.

5. At least one month prior to beginning development of the next Franchised Business to be opened under the terms of this Multiple Store Commitment Letter, you and we will complete Attachment A to the Franchise Agreement designated for that Franchised Business.

March 2013

6. All              Targets will be open and operating no later than              months after the Effective Date of the Franchise Agreements.

7. If you fail to open and continuously operate one or more Franchised Businesses in accordance with the terms of, and in the time frame required by, this Multiple Store Commitment Letter, you agree that you forfeit the right to open all other unopened Franchised Businesses contemplated by this Multiple Store Commitment Letter and that Papa Murphy’s International LLC shall be entitled to retain all Initial and Subsequent Franchise Fees without any further obligation to you under this Multiple Store Commitment Letter.

8. All other aspects of the relationship between you and Papa Murphy’s International LLC shall be governed by the terms of the individual Franchise Agreement for each Franchised Business. All disputes between the parties shall be resolved in accordance with the terms of each Franchise Agreement. In the case of a conflict between the terms of a Franchise Agreement and this Multiple Store Commitment Letter, the provisions of this Multiple Store Commitment Letter shall prevail.

9. This Multiple Store Commitment Letter may be assigned by Papa Murphy’s International LLC at any time without your consent. You may not transfer or assign this Multiple Store Commitment Letter without the advanced written permission of Papa Murphy’s International LLC, which may be granted or denied in the sole discretion of Papa Murphy’s International LLC.

The terms of this Multiple Store Commitment Letter will be incorporated into each Franchise Agreement by reference in the Amendment to Franchise Agreement that you will sign at the same time you sign each Franchise Agreement. By signing below, you agree to the terms of this Multiple Store Commitment Letter and you acknowledge and agree that the terms of this Multiple Store Commitment Letter will become a part of the terms of the business relationship between you and Papa Murphy’s International LLC.

Sincerely,

Victoria T. Blackwell

Chief Legal Officer

We have read the terms of this Multiple Store Commitment Letter and acknowledge and agree to be bound by its terms.

Date:	Date:

Date:	Date:

March 2013

AMENDMENT TO FRANCHISE AGREEMENTS

This Amendment to Franchise Agreements (“Amendment”) is made and entered into this              day of                     , 201    , and amends each of the Franchise Agreements (“Franchise Agreements”) entered into pursuant to the Multiple Store Commitment Letter dated              and attached hereto and by this reference incorporated herein (“Multiple Store Commitment”), by and between Papa Murphy’s International LLC (“Franchisor”) and the person(s) listed as the Franchise Owner on the signature block of this Agreement (“Franchise Owner”). All capitalized terms not defined herein shall have the meanings assigned to them in the Franchise Agreements.

A. WHEREAS, the parties wish to enter into a Multiple Store Commitment to develop              Papa Murphy’s Take ‘N’ Bake Pizza stores (“Franchised Businesses”) in the              designated market area at the following prospective locations (the “Targets”):

City State – Intersection

City State – Intersection

City State – Intersection

B. WHEREAS, the parties agree that Franchise Owner will sign Franchise Agreements for each of the Targets.

C. WHEREAS, the parties agree that the Franchise Agreements for the Targets shall be modified so that Franchise Owner shall commence full and continuous operations according to the following schedule (the “Development Schedule”). The Targets may be opened in any order for purposes of compliance with the Development Schedule:

Target 1: 12 months from the Effective Date of the Franchise Agreement

Target 2: 18 months from the Effective Date of the Franchise Agreement

Target 3: 24 months from the Effective Date of the Franchise Agreement

NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1. Incorporation of Recitals. The foregoing recitals are incorporated into and made a part of this Amendment as if each were specifically recited herein.

2. Franchise Agreements Amended. This Amendment amends the Franchise Agreement for each Target set forth herein.

3. Grant of Franchise; Our Duties; Training. Franchise Owner agrees that it will comply with all of the provisions of Section 2.3 of the Franchise Agreement for Target 1 and that Sections 2.3(a) through (e) will be waived for the              other Targets. Sections 2.3(f) and 2.3(g) will apply only to the manager of each Franchised Business.

4. Your Duties. The deadline set forth in Section 5.1 of the Franchise Agreements will be amended in accordance with the Development Schedule.

March 2013

5. Continuation of Ability to Operate, Termination and Step-In Rights. The deadline set forth in Section 6.3(a)(i) of the Franchise Agreements will be amended in accordance with the Development Schedule.

6. Amendment Binding. This Amendment will be binding upon and inure to the benefit of each party and to each party’s respective successors and assigns.

7. No Further Changes. Except as specifically provided in this Amendment, all of the terms, conditions and provisions of the Franchise Agreements will remain in full force and effect as originally written and signed.

[SIGNATURES ON FOLLOWING PAGE]

March 2013

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first above written.

PAPA MURPHY’S INTERNATIONAL LLC

By:
Victoria T. Blackwell
Chief Legal Officer

Date:

FRANCHISE OWNER:

Sign here if you are taking the franchise as an

INDIVIDUAL(S)

(Note: use these blocks if you marked in

Section 10.2 of the Franchise Agreement that

you are an individual or a partnership but the

partnership is not a separate legal entity)

	OR		Sign here if you are taking the franchise as a CORPORATION, LIMITED LIABILITY COMPANY OR PARTNERSHIP
Print Name of Legal Entity

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March 2013
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